                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                   FORM 8-K /A

                               AMENDMENT NO. 2 TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported): October 26, 2004 (October
                                    1, 2004)

                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)


        Delaware                  1-10458                   36-3154608
        --------                  -------                   ----------
    (State or Other           (Commission File            (I.R.S. Employer
      Jurisdiction                 Number)              Identification No.)
   of Incorporation)


                  275 Broadhollow Road Melville, New York 11747
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


     (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                         ----------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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On October 1, 2004, North Fork Bancorporation, Inc., a Delaware corporation
("North Fork"), filed an initial Current Report on Form 8-K (the "Form 8-K") with the U.S. Securities and Exchange Commission reporting the completion of the merger (the "Merger") of GreenPoint Financial Corp., a Delaware corporation ("GreenPoint"), with and into North Fork. On October 7, 2004, North Fork filed an amendment to the Form 8-K to supplement Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. In connection therewith, North Fork stated that it would provide by amendment the amounts payable to certain former officers of GreenPoint who became directors of North Fork upon completion of the Merger. This Form 8-K/A Amendment No. 2 is being filed to provide such information.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As previously reported, upon the closing of the Merger, the Board of Directors of North Fork added five new members, each of whom served as a member of the Board of Directors of GreenPoint immediately prior to the closing of the Merger. The five new members appointed to North Fork's Board of Directors included Messrs. Thomas S. Johnson and Bharat B. Bhatt. As executive officers of GreenPoint, Messrs. Johnson and Bhatt had previously entered into agreements with GreenPoint that contained change in control severance provisions. In order to eliminate uncertainty regarding employment continuation following completion of the Merger, North Fork determined, at the time the Merger was negotiated, that it was in the best interests of the combined company to make the change of control payments under these agreements. In connection with the completion of the merger, Messrs. Johnson and Bhatt each received an aggregate lump sum cash payment in satisfaction of certain obligations under his employment agreement with GreenPoint. Mr. Johnson received approximately $15.1 million and Mr. Bhatt received approximately $12.2 million. In addition, each of Messrs. Johnson and Bhatt received approximately $5.3 million in respect of an excise tax gross-up.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      The following exhibits are filed as part of this report:

Exhibit
Number            Description
------            -----------
Exhibit 2.1       Agreement and Plan of Merger, dated as of February 15, 2004, by and between GreenPoint Financial Corp. and North Fork Bancorporation, Inc.*

Exhibit 99.1      Press release dated October 1, 2004 by North Fork Bancorporation, Inc.
                  with respect to the closing of the Merger.*

Exhibit 99.2      Employment Agreement, dated as of February 15, 2004, by and between
                  North Fork Bancorporation, Inc. and Bharat B. Bhatt. (incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-4
                  (File No. 333-114173) of North Fork Bancorporation, Inc., filed with the
                  U.S. Securities and Exchange Commission on April 2, 2004).*

Exhibit 99.3      Information under the caption "Financial Interests of
                  GreenPoint Directors and Executive Officers in the Merger" in the
                  Joint Proxy Statement-Prospectus, dated July 28, 2004
                  (incorporated herein by reference to the information under the caption "Financial Interests of GreenPoint Directors and Executive
                  Officers in the Merger" in the prospectus filed pursuant to Rule
                  424(b)(3) under the Securities Act of 1933, as amended, by North
                  Fork Bancorporation, Inc. on July 30, 2004 (File No.
                  333-114173)).*
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*    Previously filed.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTH FORK BANCORPORATION, INC.


Date:  October 26, 2004

                                        By:     /s/ Daniel M. Healy
                                             -----------------------------------
                                             Daniel M. Healy
                                             Executive Vice President and
                                                   Chief Financial Officer